UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

June 19, 2015 (April 16, 2015)
Date of Report (Date of Earliest Event Reported)

UNI-PIXEL, INC.
(Exact Name of Small Business Issuer as Specified in Its Charter)

DELAWARE	75-2926437
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

8708 Technology Forest Place, Suite 100 The Woodlands, Texas 77381
(Address of Principal Executive Offices)

(281) 825-4500
(Issuer’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.   Completion of Acquisition or Disposition of Assets.

This Amendment No. 1 to Form 8-K amends our Form 8-K dated April 16, 2015, originally filed with the Securities and Exchange Commission on April 17, 2015 (the “Original Report”) to provide the financial statements of XSense, a business formerly within Atmel Corporation, required under Item 9.01(a) of Form 8-K and pro forma financial information required by Item 9.01(b) of Form 8-K. This Amendment No. 1 effects no other changes to the Original Report. We filed the Original Report to announce the acquisition of the XSense business (the “Asset Acquisition”) pursuant to the terms of a Purchase and Sale Agreement, a Patent License Agreement, an IP License Agreement, a Bill of Sale and Assignment and Assumption Agreement and two leases for real property, all of which were dated April 16, 2015.

The combined balance sheets of the XSense business as of December 31, 2014 and 2013 and the related combined statements of operations and comprehensive loss, combined statements of changes in equity (deficit) and combined statements of cash flows for the years ended December 31, 2014 and 2013 and the notes related thereto are attached hereto as Exhibit 99.1.

Attached hereto as Exhibit 99.2 is the unaudited pro forma financial information contemplated by Article 11 of Regulation S-X for the Asset Acquisition.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of KPMG LLP, independent auditors
99.1	Financial Statements of Business Acquired
(i) Report of Independent Auditors

(ii) Combined balance sheets of the XSense business as of December 31, 2014 and 2013 and the related combined statements of operations and comprehensive loss, combined statements of changes in equity (deficit) and combined statements of cash flows for the years ended December 31, 2014 and 2013 and the notes related thereto.

99.2	Pro Forma Financial Information

(i) Unaudited pro forma condensed combined balance sheet as of March 31, 2015 and December 31, 2014, and statements of operations for the three months ended March 31, 2015 and twelve months ended December 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 19, 2015

UNI-PIXEL, INC.

By: /s/ Christine Russell
       Christine Russell, Chief Financial Officer

INDEX TO EXHIBITS FILED WITH
THE CURRENT REPORT ON FORM 8-K

Exhibit No.	Description

23.1	Consent of KPMG LLP, independent auditors
99.1	Financial Statements of Business Acquired
(i) Report of Independent Auditors

(ii) Combined balance sheets of the XSense business as of December 31, 2014 and 2013 and the related combined statements of operations and comprehensive loss, combined statements of changes in equity (deficit) and combined statements of cash flows for the years ended December 31, 2014 and 2013 and the notes related thereto.

99.2	Pro Forma Financial Information

(i) Unaudited pro forma condensed combined balance sheet as of March 31, 2015 and December 31, 2014, and statements of operations for the three months ended March 31, 2015 and twelve months ended December 31, 2014.